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

                        DEFINITIVE ADDITIONAL MATERIALS

          The following pages contain material that will be used by representatives of General Motors Corporation ("GM") and Hughes Electronics Corporation ("Hughes Electronics") in discussions with, and presentations to, investors, as well as material that will be provided to employees (the "Material"), relating to a series of transactions involving Hughes Electronics (the "Hughes Transactions"), as more fully described in the solicitation statement/prospectus (the "Solicitation Statement/Prospectus") which forms a part of the Registration Statements on Form S-4 of GM, File No. 333-37215, and HE Holdings, Inc., File No. 333-37223. Please refer to the Solicitation Statement/Prospectus for additional information on the Hughes Transactions and Hughes Electronics.

          The Material contains certain forward-looking statements and information relating to Hughes Electronics that are based on the beliefs of Hughes Electronics management as well as assumptions made by and information currently available to Hughes Electronics management. These forward-looking statements and information concern expected financial performance (including future revenue and earnings growth), ongoing business strategies and possible future action which Hughes Electronics intends to pursue to achieve strategic objectives. The implementation of these strategies and of such future actions and the achievement of such financial performance are each subject to numerous conditions, uncertainties and risk factors. Accordingly, no assurance can be given that Hughes Electronics will be able to successfully accomplish its strategic objectives or achieve such financial performance. The principal important risk factors which could cause actual performance and future actions to differ materially from the forward-looking statements made in the Material include economic conditions, product demand and market acceptance, government action, competition, ability to achieve cost reductions, technological risk, interruptions to production attributable to causes outside Hughes Electronics' control and the receipt of stockholder approval with respect to the Hughes Transactions.

                           [HUGHES ELECTRONICS LOGO]
                           -------------------------
                                  Mike Smith
                     Chairman and Chief Executive Officer

                                  Chuck Noski
                                   President

                                Roxanne Austin
                            Chief Financial Officer



HUGHES LOGO
-----------

 . Welcome and thank you for joining us today.

 . I'm Roxanne Austin, Chief Financial Officer for Hughes Electronics

 . I will begin our presentation with an overview of the proposed 'triple-play' transactions and a brief summary of Hughes' financial performance. Mike Smith and Chuck Noski will follow with a more detailed presentation of the operations and strategies of the Hughes telecommunications businesses.

 . We have given you a copy of GM's combined Proxy Statement/Prospectus concerning these transactions which includes more detail than our presentation. Please read that document and contact us with any questions you may have. The Proxy Statement/Prospectus is available electronically on EDGAR and at www.gm.com.

 . Before I begin the presentation, I would like to remind you that if estimates are provided for revenues, operating margins, capital expenditures, cash, DIRECTV subscriber growth or any other financial metrics, such estimates are forward-looking statements and, of course, no assurance can be given that the estimates will be accurate. Please refer to GM's 1997 third quarter 10-Q report or the proxy statement for additional information on the uncertainties and risk factors related to Hughes businesses.

 . (slide)

TRANSACTIONS OVERVIEW      [HUGHES ELECTRONICS LOGO]
---------------------------------------------------

--------------------------------------------------------------------------------
   Hughes Defense     Spin-off to Shareholders and Merge
                      with Raytheon
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Delco              Transfer to General Motors to be
   Electronics        Combined with Delphi Automotive
                      Systems
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Hughes Telecom     Recapitalize Under New Class H Stock
                      with $3.9 Billion Cash Injection
--------------------------------------------------------------------------------



HUGHES ELECTRONICS - TRANSACTIONS OVERVIEW
------------------------------------------

In order to address the strategic challenges facing our 3 business segments and to unlock shareholder value, 3 transactions are proposed:

 . First, a tax-free spin-off of Hughes Defense followed by its merger with Raytheon

 . Second, the transfer of Delco Electronics from Hughes to GM to be combined with Delphi Automotive Systems

 . Third, the creation of a new GM Class H stock that will track the Hughes telecom businesses.

 . (slide)

                   TRANSACTIONS HIGHLIGHTS [HUGHES ELECTRONICS LOGO]
                   -------------------------------------------------
                   Class H Shareholder Benefits

                   .  Premium Valuations for Delco Electronics and
                      Hughes Defense

                   .  Improved Terms for New Class H Stock

                   .  Well Funded Hughes Telecom "Pure Play"
                      Company

                   .  Distribution of Asset-Based Raytheon Shares



TRANSACTIONS BENEFITS
---------------------

 . We believe the proposed transactions are fair and in the best interest of the Class H shareholder because:

 . First, premium valuations are being recognized for both Delco Electronics and Hughes Defense

- The $6.5 billion for Delco and the expected $9.5 billion value for Hughes Defense are substantially in excess of the stand alone values for each of these businesses.

 . Second, the new Class H stock terms provide shareholders with increased clarity and protection with respect to their opportunity to participate in Hughes' future growth

 . Third, Class H shareholders will receive a well-funded "pure play" telecommunications growth company with a $3.9 billion cash injection

 . And finally, shareholders will receive a distribution of asset-based new
  Raytheon Class A shares

 . (slide)

SHARE DISTRIBUTION                                  [LOGO OF HUGHES ELECTRONICS]
--------------------------------------------------------------------------------
For Each Share Owned Today,
Class H Shareholders Will Receive:

 .  One Share of New Class H Stock Representing:

    - 26% Tracking Stock Interest in Hughes Telecom

 .  Approximately One-Half* Share of New Raytheon Class A
   Stock in Compensation for Class H's:

    - 26% Tracking Stock Interest in Hughes Defense

    - 26% Tracking Stock Interest in Delco

* Exact Distribution Ratio Will be Based on Raytheon's Average Closing Stock Price Prior to Consummation of Transactions



SHARE DISTRIBUTION
------------------

 . Now lets look a little more closely at what the Class H shareholder receives.

 . Upon consummation of the transactions, each Class H shareholder will receive
  2 new securities.

 . First, for each share of Class H stock, shareholders will receive a new Class
  H stock. Similar to today's Class H stock, this will be a tracking stock with approximately a 26% derivative interest in the Hughes Telecom businesses.

 . For each share of Class H stock, shareholders will also receive approximately one-half of a share of new Raytheon Class A stock in compensation for relinquishing their 26% interest in Hughes Defense and Delco Electronics

 . (slide)

NEW RAYTHEON                                        [LOGO OF HUGHES ELECTRONICS]
--------------------------------------------------------------------------------

 .  Largest Defense Electronics                   Pro Forma 1996 Revenues
   Systems Provider                              -----------------------

 .  Increased Defense Sector                       [PIE CHART APPEARS HERE]
   Competitiveness
                                                 Electronics                 67%
   - Significant Consolidation Savings           Engineering & Construction  15%
                                                 Aircraft                    11%
   - Enhanced Long-term Growth                   Appliances                   7%
     Opportunities
                                                 ------------------------
 .  Market Leadership in:                             Pro Forma 1996
                                                 ------------------------
   - Engineering and Construction                Revenues          $20.5B

   - Aircraft                                    Net Income        $ 0.9B

                                                 EPS               $ 2.65
                                                 ------------------------



NEW RAYTHEON
------------

 . The new Raytheon will be the largest defense electronics systems provider in the world.

 .  With the combination of the defense businesses of Raytheon, Hughes, Texas
   Instruments, and E-Systems, this new powerhouse will have leadership positions in radar, missiles, electro-optical, air-traffic-control, air defense, and training and simulation.

 . The new Raytheon will also be more competitive due to the considerable consolidation savings and enhanced long-term growth opportunities provided by the merger.

 . In addition, Raytheon will continue to hold leadership positions in its Engineering and Construction, and Aircraft business.

 .  For more detailed information concerning New Raytheon, please contact
   Raytheon's Investor Relations Department or refer to Raytheon's Proxy Statement/Prospectus which is available electronically on EDGAR, at Raytheon's website, www.raytheon.com, and by hotlink through GM's website.

 .  (slide)

HUGHES ELECTRONICS                                  [LOGO OF HUGHES ELECTRONICS]
--------------------------------------------------------------------------------
Financial Performance* ($ Millions)
                                                                      9 Months
                                                1994   1995    1996     1997

Revenues                                       2,688  3,161   4,085     3,904

Operating Profit                                 235    172     210       215

Operating Profit Margin                          8.7%   5.4%    5.2%      6.2%

Depreciation & Amortization                      140    180     195       195

Capital Expenditures                             399    442     449       551

* Amounts Exclude Purchase Accounting Adjustments Related to GM's Acquisition of Hughes Aircraft


HUGHES ELECTRONICS -- FINANCIAL PERFORMANCE
-------------------------------------------

 . At the top line, Hughes telecom revenues increased from $2.7 billion in 1994 to over $4 billion in 1996 representing a 23% annual growth rate. For the nine-months, 1997 revenues are $3.9 billion which extrapolates to full-year revenues of over $5 billion.

 .  Although all of our businesses contributed to this growth, DIRECTV and Hughes
   Space & Communications had the largest absolute contributions.

 . Operating margin after 1994 has remained in the mid-single digit range primarily due to DIRECTV initial operating losses in the U.S. and Latin America. These losses offset year-over-year gains in operating profit and margin in Galaxy (now PanAmSat) and HSC.

 . The increase in capital and depreciation and amortization is primarily related to the build-up of the Galaxy satellite fleet for PanAmSat.

 .  (slide)

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------
Liquidity

                                   Estimated
                                 Year-End 1997
                                 -------------

Cash Before Transactions              $1.1B

Cash Injection                        3.9
Repay GM/PanAmSat Loan               (1.7)
Retire Commercial Paper              (1.3)
                                     -----
Cash After Transactions              $2.0B

Debt After Transactions              $1.1B


HUGHES ELECTRONICS -- LIQUIDITY
-------------------------------

 . Now I would like to review liquidity and the strength of our initial capitalization.

 . As stated earlier, the new Hughes expects to receive approximately $3.9 billion in cash when the transactions close.

 . With this cash, we will repay $1.7 billion borrowed from GM earlier this year to complete the PanAmSat merger. We will also retire our outstanding Commercial Paper program, expected to be $1.3 billion by year-end 1997.

 . Thus, Hughes' year-end 1997 cash balance, including the expected cash on our balance sheet prior to the transactions, is anticipated to be $2 billion. Our consolidated debt is expected to be slightly over $1 billion, reflecting PanAmSat's external debt.

 . Excluding potential acquisitions or alliances, we anticipate this cash to be sufficient to fund our near-term business plan and do not currently plan to assume any additional debt.

 . In order to maximize funds available to fuel growth, we will not initially pay a dividend. We expect the new Hughes to be a strong investment grade company and will manage our investment decisions to ensure consistency with that goal.

 . Now, let me introduce Mike Smith, Chairman and CEO of Hughes, who will present an overview of the new Hughes Electronics.

 . (slide)

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------

Organization

                       [ORGANIZATION CHART APPEARS HERE]

[HUGHES ELECTRONICS LOGO]

[HUGHES SPACE & COMMUNICATIONS LOGO]

  Satellite Manufacturing

[HUGHES NETWORK SYSTEMS LOGO]

  Private Business Networks
  Wireless Phone Networks
  DirecPC

[PANAMSAT LOGO]

  Satellite Ownership and Operation

[DIRECTV LOGO]

  United States
  Latin America
  Japan

[HUGHES COMMUNICATIONS LOGO]

  AMSC
  ICO
  Spaceway




HUGHES ELECTRONICS - ORGANIZATION
---------------------------------

 . Thanks Roxanne

 . The new Hughes will be initially organized and managed through five business units:

 . The systems area include:

    - Hughes Space & Communications (HSC) which manufactures satellites, payloads, electronics and ground systems, and

    - Hughes Network Systems (HNS) which builds telecom systems for private business networks, cellular equipment and PCS systems, DirecPC, and DIRECTV equipment

 . The faster growing service area include:

    - PanAmSat, which owns and operates satellites

    - DIRECTV, which provides direct-to-home satellite TV both here and abroad

 . Lastly, Hughes Communications will be responsible for developing new business opportunities such as ICO and Spaceway which will be discussed later in the presentation. This was the business unit that developed our successful Galaxy and DIRECTV businesses.

 . (slide)

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------
Strategy

[STRATEGY GRAPH APPEARS HERE]


Value

Content Packaging and Distribution
DIRECTV

Telecommunications Services
AMSC/ICO/Spaceway
DirecPC/India Circles

Transponder Sales and Leasing
PanAmSat

Networks and Fixed Wireless
VSAT/Cellular/PCS

Satellite Construction
HSC

Wireless Equipment
HNS

GLOBAL EXPANSION



HUGHES ELECTRONICS -- STRATEGY
------------------------------

 . Our strategy focuses on using our market and technology systems leadership to move up the value chain into higher-growth communications services

 . Hughes pioneered the commercial satellite industry well over 30 years ago.
  Hughes has built and launched 123 commercial communications satellites and has over 50% of the market.

 . Our first venture into satellite services came in 1979 when Hughes Galaxy pioneered the satellite ownership and operation services industry. Today, combined with PanAmSat, it is the premier global satellite services company

 . Moving up the value chain, Hughes was the first to offer a high-powered direct-to-home television service known as DIRECTV and achieved the fastest consumer electronics product introduction in U.S. history

 . Similarly, Hughes Network Systems is moving up the value chain evolving from a telecommunications equipment manufacturer into a company providing full telecommunications networks, equipment systems and now services, such as DirecPC, a satellite-based high-speed Internet service for both consumers and businesses.

 . And finally, our next major opportunities, ICO and Spaceway, are still a few years away from launch.

HUGHES ELECTRONICS [HUGHES ELECTRONICS LOGO]
-------------------------------------------
Strategy

[STRATEGY GRAPH APPEARS HERE]

Value

Content Packaging and Distribution
DIRECTV

Telecommunications Services
AMSC/ICO/Spaceway
DirecPC/India Circles

Transponder Sales and Leasing
PanAmSat

Networks and Fixed Wireless
VSAT/Cellular/PCS

Satellite Construction
HSC

Wireless Equipment
HNS

GLOBAL EXPANSION



HUGHES ELECTRONICS - STRATEGY (Con't)
-------------------------------------

 . The hardware or systems businesses tend to be more stable than our emerging service businesses and we will have a strong focus on earnings and return on net assets. We expect these businesses to provide more predictable year-over-year EPS growth.

 . In services, many of these emerging businesses incur operating losses in their first few years of operation so we will emphasize financial objectives such as subscriber growth, value creation, cash flow and return on investment

 . (slide)

HUGHES ELECTRONICS [HUGHES ELECTRONICS LOGO]
--------------------------------------------

Goals

 .  Premier Satellite/Wireless
   Communications Company

 .  Market and Technology Leadership in
   Core Businesses

 .  Leverage Systems/Technology
   Competencies to Grow Communications
   Services

 .  Revenue Growth [greater than] 20%



HUGHES ELECTRONICS - GOALS
--------------------------

 . Our primary goal is to build our satellite and wireless leadership to provide a sustainable differentiated advantage in our targeted communications segments

 . The new Hughes is the premier satellite and wireless communications company.
  We have market and technology leadership in each of our core businesses, a proven management team, and one of the strongest balance sheets in the industry.

 . We bring this leadership to the expanding global communications marketplace.
  The applications of voice, video and data have significant market growth and satellite and wireless communications often represent the most efficient, effective and fastest to market communications infrastructure.

 . We will leverage our hardware and software systems and technology competencies to continue the emphasis and growth in communications services. In fact, we project a revenue mix change from about 27% service revenue in 1996 to over 50% in 2001.

 . With these strengths, we are targeting first quartile financial performance with revenue growth of over 20% per year. Due to the operating leverage and continuing maturity of our telecom businesses, we expect to achieve even higher earnings growth.

HUGHES ELECTRONICS          [HUGHES ELECTRONICS LOGO]
-----------------------------------------------------
Goals

 .  Premier Satellite/Wireless
   Communications Company

 .  Market and Technology Leadership in
   Core Businesses

 .  Leverage Systems/Technology
   Competencies to Grow Communications
   Services

 .  Revenue Growth [greater than] 20%


HUGHES ELECTRONICS - GOALS (Con't)
----------------------------------

 . Now Chuck Noski will provide a more detailed look at 3 of our business units, Hughes Space & Communications, Hughes Network Systems and PanAmSat

 . (slide)

HUGHES SPACE & COMMUNICATIONS  [HUGHES SPACE & COMMUNICATIONS LOGO]
-------------------------------------------------------------------
Overview

 .  Pioneered Commercial
   Satellite Industry

 .  Market Leader

 .  Launched 123 Commercial
   Satellites

 .  Backlog 40 Satellites; $4.5
   Billion

 .  Average 12 Launches/Year

[PIE GRAPH APPEARS HERE]

1996 Revenue = $2.1B
--------------------

Government    $ .9B
Commercial    $1.2B



HUGHES SPACE & COMMUNICATIONS - OVERVIEW
----------------------------------------

 . Thank you, Mike

 . As Mike mentioned, Hughes pioneered the commercial satellite industry over 30 years ago and today, there are more Hughes-built satellites in service than anyone else. Hughes Space and Communications is the market leader and has consistently won over 50% of all competitive bids over the last several years.

 . Hughes' primary differentiator has always been its market-driven advanced technology. Following the success of our popular HS 601 satellite, we are introducing other new satellites such as the HS 702, which is twice as powerful as the HS 601, our first MEO or mid-earth-orbit satellite for ICO, and the new GEO-mobile telephone satellites.

 . We also have the highest reliability in the industry with 99.5% channel availability over the past 30 years. 95% of Hughes satellites have remained in service beyond their originally scheduled retirement dates.

 . HSC's record backlog is now at 40 satellites, valued at over $4.5 billion.

 . For the past four years, we have been launching an average of nearly twelve satellites every year and we expect this rate to accelerate to 16 launches per year in 1998 and 1999.

 . (slide)

HUGHES SPACE & COMMUNICATIONS  [HUGHES SPACE & COMMUNICATIONS LOGO]
-------------------------------------------------------------------
Business Strategy

 .  Maintain Market, Technology
   and Financial Leadership

 .  Continue Productivity and
   Cycle Time Improvements

 .  Assure Affordable Access
   to Space

 .  Exploit Government/
   Commercial Mix

 .  Leverage Technology for
   Service Businesses

[PIE CHARTS APPEAR HERE]

Commercial Satellite Market
---------------------------

Matra               7%

Aerospatiale       12%

Lockheed Martin    12%

Loral              17%

Hughes             52%


Government Communications
-------------------------

TRW                 17%

Lockheed Martin     30%

Hughes              53%



HUGHES SPACE & COMMUNICATIONS - BUSINESS STRATEGY
-------------------------------------------------

 . Going forward, our goal is to maintain our 50% market share, continue to lead the industry in advanced technology, and uphold the industry's best operating margins in the high single-digit range.

 . This will be accomplished by continuing to improve on the strong productivity and cycle time improvements we have attained in recent years.

 . For example, since 1992, Hughes Space and Communications has reduced satellite production cycle time from order to delivery by 30%.

 . We have improved our satellite manufacturing productivity by nearly 50% since
  1992. Even with our large backlog, Hughes has the industry's best record for delivering satellites on-schedule.

 . To insure that we have a cost-effective way to launch these satellites, we have secured commitments for up to 54 launches on 6 different launch vehicles at very competitive prices.

HUGHES SPACE & COMMUNICATIONS  [HUGHES SPACE & COMMUNICATIONS LOGO]
-------------------------------------------------------------------
Business Strategy

 .    Maintain Market, Technology
     and Financial Leadership

 .    Continue Productivity and
     Cycle Time Improvements

 .    Assure Affordable Access
     to Space

 .    Exploit Government/
     Commercial Mix

 .    Leverage Technology for
     Service Businesses


[PIE CHARTS APPEAR HERE]

COMMERCIAL SATELLITE MARKET
---------------------------
Matra                    7%
Aerospatiale            12%
Lockheed Martin         12%
Loral                   17%
Hughes                  52%

Government Communications
-------------------------
TRW                   17%
Lockheed Martin       30%
Hughes                53%




HUGHES SPACE & COMMUNICATIONS - Business Strategy (Con't)
---------------------------------------------------------

 . Another key strategy for Hughes Space and Communications is to exploit our favorable mix of government and commercial sales. Today, approximately 40% of HSC's revenues come from government customers. HSC has over 50% of the government satellite communications market and the technology developed there has provided us with a significant advantage in our pursuit of commercial satellite communications services.

 . Finally, an important element of our overall strategy is to use HSC's state-of-the-art technology to provide Hughes with a first-to-market competitive advantage in emerging service businesses such as DIRECTV.

 . (slide)

HUGHES SPACE & COMMUNICATIONS [HUGHES SPACE & COMMUNICATIONS LOGO]
--------------------------------------------------------------------
Financial Performance* ($ Millions)

                               1994    1995      1996
                             ---------------------------

Revenues                       1,462   1,747     2,050

Operating Profit                 132     164       199

Operating Profit Margin          9.0%    9.5%      9.7%

Depreciation & Amortization       30      34        34

Capital Expenditures              36      53        88

*Amounts Exclude Purchase Accounting Adjustments Related to GM's Acquisition of
 Hughes Aircraft



HUGHES SPACE & COMMUNICATIONS - FINANCIAL PERFORMANCE
-----------------------------------------------------

 . HSC's revenues increased an average of 18% per year from 1994 to 1996, a trend which will continue in 1997.

 . Operating profit and margin have steadily improved over the 3 year period mostly due to the technology and productivity improvements I mentioned earlier.

 . Capital expenditures have increased to support all of our new satellite product lines.

 . Looking forward, we would expect to see Hughes Space and Communications' revenues grow in the 10% - 15% range and operating margins to remain in the high single-digits. Capital expenditures are expected to increase to approximately $120M in both 1997 and 1998 to support the new product lines.

 . (slide)

HUGHES NETWORK SYSTEMS  [HUGHES NETWORK SYSTEMS LOGO]
-----------------------------------------------------
Overview

[PIE CHART APPEARS HERE]

1996 Revenues = $1.1B
---------------------

Wireless/Cellular
$.4B
Broadcast
$.1B
Private Business Networks (VSATs)
$.6B

 .Private Business Networks
  -Data, Video & Telephony VSATs

 .Wireless/Cellular
  -Fixed Wireless (WLL)
  -Mobile Telephony

 .Broadcast
  -DIRECTV Equipment
  -DirecPC, DirecDuo




HUGHES NETWORK SYSTEMS - OVERVIEW
---------------------------------

 . When Hughes purchased Hughes Network Systems, our telecommunications equipment and systems manufacturer, in 1987, its annual revenues were $100 million -- and last year, HNS revenues passed the $1 billion mark, representing a compound annual growth rate of 30%.

Private Business Networks
-------------------------
 . HNS' core business is satellite-based private business networks. These business networks provide companies such as Walmart and Chevron with data, video and telephone communications through a small satellite dish called a VSAT (for very small aperture terminal)

 . HNS pioneered the VSAT market and remains the industry leader today, with over a 60% market share, by offering customers superior market-driven technology, applications and performance while leveraging its high volumes to offer lower costs

Wireless/Cellular
-----------------
 . Wireless and cellular is a newer business for HNS, which provides terrestrial-based fixed and mobile telephone and data services

 . In fixed wireless, often called Wireless Local Loop (WLL), HNS is the world leader with a 30% market share. HNS has installed or is under contract for wireless telephone systems in 10 countries including Indonesia, China, India, the Czech Republic, Vietnam, Russia and Brazil

HUGHES NETWORK SYSTEMS  [HUGHES NETWORK SYSTEMS LOGO]
-----------------------------------------------------
Overview

[PIE CHART APPEARS HERE]

1996 Revenues = $1.1B
---------------------

Wireless/Cellular
$.4B
Broadcast
$.1B
Private Business Networks (VSATs)
$.6B

 .Private Business Networks
  -Data, Video & Telephony VSATs

 .Wireless/Cellular
  -Fixed Wireless (WLL)
  -Mobile Telephony

 .Broadcast
  -DIRECTV Equipment
  -DirecPC, DirecDuo



 HUGHES NETWORK SYSTEMS - OVERVIEW (Con't)
 -----------------------------------------

 . In mobile telephony, HNS' major contract with BellSouth Cellular provides for up to 2 million lines offering dual analog/digital cellular networks for voice and data in more than 50 markets in the southeastern U.S.

Broadcast
---------
 . The 3 major products in our new Broadcast unit are DIRECTV equipment, DirecPC and DirecDuo

 . HNS was the first to offer high-speed Internet access via a satellite and today, DirecPC is the fastest Internet service available nationwide with speeds up to 400 kilobits per second through a small 21-inch satellite dish

 . DirecPC also works in conjunction with all existing or new HNS VSATs to provide our corporate customers with a 40-fold increase over existing VSAT bandwidth.

 . DirecDuo, introduced just 3 months ago, combines the DIRECTV and DirecPC service onto one 21-inch elliptical dish

 . DirecPC and DirecDuo are now available in such stores as Computer City, CompUSA and the Wiz, and later this month we plan to add Circuit City, Good Guys and Staples.

 .  (slide)

HUGHES NETWORK SYSTEMS [HUGHES NETWORK SYSTEMS LOGO]
---------------------------------------------------
Business Strategy

 . Maintain Leadership in Core Capabilities

 . Continue Growth in Fixed Wireless

 . Expand Service Offerings

  -DirecPC

  -India Circles

[PIE CHART APPEARS HERE]

Worldwide VSATs
Other           15%
AT&T             9%
GE/Gilat        15%
HNS             61%

[Map depicting India Circles]




HUGHES NETWORK SYSTEMS - BUSINESS STRATEGY
------------------------------------------

 . Hughes Network Systems' primary goal is to maintain its leadership position in its core business - satellite-based communication networks and systems.

 . In fixed wireless, HNS intends to retain its strong position in international markets.

 . And finally, HNS will continue to leverage its leadership positions to expand into faster growing telecommunications services

 . I have already touched on DirecPC and DirecDuo, so let me spend a moment discussing our wireless telephony opportunity in India

 . Less than 2 months ago, Hughes Network Systems and its partners received a license to operate the second telephone company in the Indian region of Maharashtra, competing with the existing government phone company.

 . Maharashtra, which includes Bombay, has about 80 million potential telephone customers and is considered the richest state in India with per capita income 50% higher than the national average

 .  HNS will have a 45% equity interest in this new operating company called
   Hughes Ispat and will provide over $300 million of wireless telephony equipment to the venture over the next 3 years. Service is expected to start in late 1998 or early 1999.

 .  (slide)

HUGHES NETWORK SYSTEMS [HUGHES NETWORK SYSTEMS LOGO]
---------------------------------------------------
Financial Performance ($ Millions)

                                 1994   1995     1996
                                ---------------------
Revenues                         814     909    1,067

Operating Profit                  69      65      116

Operating Profit Margin          8.1%    7.0%    10.9%

Depreciation & Amortization       24      25       28

Capital Expenditures              37      51       45




 HUGHES NETWORK SYSTEMS - FINANCIAL PERFORMANCE
 ----------------------------------------------

 . Between 1994 and 1996, HNS revenues have grown at a compound annual growth rate of 15%.

 . Operating profit and margin vary by year primarily due to research and development expenditures and the introduction of new products. Our revenue and operating margin growth has been principally due to higher wireless and cellular sales.

 . In recent years, capital expenditures have been between 4% and 6% of revenues and are expected to remain in this range in the near future.

 . Although 1997 revenues are expected to be roughly the same as 1996, over the next several years, we would expect to see revenues grow approximately 10% - 20% per year.

 . Operating margin in the near-term is expected to be closer to the 1995 level primarily due to the startup of newer services and products such as DirecPC and DirecDuo, and higher research and development expenditures related to new PCS and wireless products.

 .  (slide)

PANAMSAT [PANAMSAT LOGO]
--------------------------
Overview

 .  Merger Completed
   May 1997

 .  Large Satellite Fleet

 .  [Greater than] $7 Billion Backlog

 .  Valuable Orbital Slots

 .  Global Access

1996 Pro Forma Revenue = $.7B
-----------------------------

[PIE CHART APPEARS HERE]

Broadcast $.46B
Data      $.21B
DTH       $.06B

-----------------------------------
             1996    1997E    1998E
-----------------------------------
Satellites     14       17       21

Transponders  411      527      715
-----------------------------------




PANAMSAT - OVERVIEW
-------------------

 . In May 1997, we merged Hughes' Galaxy fleet with PanAmSat's fleet to form the world's premier commercial satellite services company, PanAmSat. At that time, the share price of the new company was around $30; today, the share price has increased by about 30% to $39.

 . For those of you not familiar with PanAmSat, their primary business is to provide satellite distribution services to TV networks, cable programmers, direct-to-home satellite TV providers, and Internet service providers.

 .  This combined company currently owns and operates a global fleet of 16 satellites with 495 transponders which are 90% committed. Another 7 satellites are under construction, 5 of which will be built by Hughes Space and Communications. PanAmSat's satellites have secured a backlog of future cash payments in excess of $7 billion.

 . With its many valuable orbital slots around the world, PanAmSat satellites cover virtually all of the world's population; over 120 million cable households; and we have satellite platforms for 6 direct-to-home services around the world. PanAmSat also provides services to over 40 communications carriers and more than 80,000 VSATs are pointed at PanAmSat satellites.

 .  (slide)

PANAMSAT      [PANAMSAT LOGO]
-----------------------------
Business Strategy

 .  One-stop Shopping

 .  Prime Cable Neighborhoods

 .  Expand into New Services

     -Internet

     -Ka-Band and V-Band

 .  Explore Acquisitions and
   Alliances


U.S. Market Share
-----------------
[PIE CHART GOES HERE]
PAS    42%
GE     38%
Loral  20%

Global Market Share
-------------------
[PIE CHART GOES HERE]
Other     44%
Intelsat  34%
PAS       13%
GE         9%



PANAMSAT -- BUSINESS STRATEGY
-----------------------------

 . The one-stop shopping concept is both a key differentiator and a key component of PanAmSat's growth strategy. Any broadcaster in the world can now go to one company for its national, regional and global transmission requirements.

 . Another advantage for PanAmSat is its prime cable and broadcast satellites, often called "satellite neighborhoods". By attracting popular programming such as ESPN and Disney onto a single PanAmSat satellite, most cable operators will want to point their dishes at these satellites

 . Consequently, other programmers are willing to pay a premium to join the channel lineup on these popular satellites. As a result, we have created a tremendous incentive for both programmers and cable companies to remain PanAmSat customers.

 . Our growth plans include the launch of 5 additional satellites by the end of next year which will bring the PanAmSat fleet to 21 satellites with 715 transponders -- a 44% increase over the number of transponders in orbit today

 .  Our growth strategy is also based on continued expansion in C-Band and Ku-
   Band, entry into newer services such as the Internet, and also into newer frequencies such as Ka-Band and V-Band.

PANAMSAT        [PANAMSAT LOGO]
-------------------------------
Business Strategy

 .  One-stop Shopping
 .  Prime Cable Neighborhoods
 .  Expand into New Services

  -Internet
  -Ka-Band and V-Band

 .  Explore Acquisitions and
   Alliances



U.S. Market Share
-----------------

[PIE CHART GOES HERE]

PAS         42%
Loral       20%
GE          38%

Global Market Share
-------------------

[PIE CHART GOES HERE]

Other      44%
PAS        13%
GE          9%
Intelsat   34%




PANAMSAT -- BUSINESS STRATEGY  (Con't)
--------------------------------------

 . As an example, just a few years ago, PanAmSat did not provide any Internet services. Today, we provide Internet services in more than 30 countries.

 . Finally, PanAmSat will continue to pursue complementary strategic acquisitions and alliances as opportunities arise.

 .  (slide)

PANAMSAT          [PANAMSAT LOGO]
---------------------------------
Financial Peformance*($ Millions)

                                           GALAXY           PRO FORMA
                                 ------------------------   ---------
                                 1994       1995     1996     1996
                                 ------------------------   ---------

Revenues                          332        394      483      727
EBITDA Margin                    49.0%     62.9%     62.4%    64.8%
Operating Profit                  110        170      246      286
Operating Profit Margin          33.5%      43.9%    51.0%    39.4%
Depreciation & Amortization        51         73       55      185
Capital Expenditures              115        281      309      N/A

*Amounts Exclude Purchase Accounting Adjustments Related to
GM's Acquisition of Hughes Aircraft




PANAMSAT -- FINANCIAL PERFORMANCE
---------------------------------

 . Since the PanAmSat merger was completed in 1997, the numbers shown in the first 3 columns reflect the domestic Galaxy business from 1994 through 1996 and the last column reflects the pro forma combined PanAmSat and Galaxy numbers for 1996.

 . Galaxy revenues increased an average of 21% per year from 1994 to 1996 primarily reflecting satellite fleet expansion and higher utilization rates. The pro forma 1996 revenues are higher due to the merger. Over the next 3 years we expect comparable growth rates for the new PanAmSat.

 . From 1994, EBITDA margins have increased and we expect such improvement to continue. The pro forma 1996 operating profit margin is lower due to goodwill amortization related to the merger.

 . The increase in capital expenditures was due to the Galaxy satellite fleet expansion. Going forward, capital expenditures are expected to be approximately $550 million in 1997 and $700 million in 1998.

 . Now let me turn it back over to Mike to discuss DIRECTV and some concluding remarks.

 .  (slide)

DIRECTV - U.S.                                                    [DIRECTV LOGO]
--------------------------------------------------------------------------------
Overview


[PHOTO]   .  Market Leader
          .  [greater than] 200 Digital Channels
          .  [greater than] 3.0 Million Subscribers
          .  [greater than] $42/Month/Subscriber
          .  Extensive Distribution
          .  Multiple Manufacturers




DIRECTV U.S. -- OVERVIEW
------------------------

 .  Thanks Chuck

 . In June 1994, DIRECTV became the first high-powered all digital TV service offered in the United States and today is the market leader with over 50% market share.

 . Today we distribute more than 200 digital channels to over 3 million subscribers who pay an average of $42 per month for our service. Average monthly subscriber revenue has grown by 40% since we introduced the service. The increase is mostly due to the increasing popularity of our premium packages, pay-per-view movies and sports programming

 . DIRECTV's distribution network is well-established with over 26,000 retail points of sale and world-class manufacturers such as RCA, Sony, HNS, and others building our DSS set-top boxes.

 .  A basic model set-top box can be purchased today for as low as $199 versus
   $699 just 3 years ago. This decline is a function of both technology and multiple manufacturer competition

 .  (slide)

DIRECTV - U.S.                                                    [DIRECTV LOGO]
--------------------------------------------------------------------------------
Key Differentiators

--------------------------------------------------------------------------------
Versus Cable                                     Versus DTH Providers
--------------------------------------------------------------------------------
 . Higher Quality Video/Audio                     . Larger Subscriber Base
 . Broader Programming                            . Broader Programming
 . Higher Customer Satisfaction                   . Extensive Distribution
 . Lower Churn                                    . Multiple Manufacturers and
 . All Digital Platform                             Brand Names

Direct-to-Home vs. Cable                         Direct-to-Home

DTH                    7.7M                      EchoStar       0.9M
Off-Air Only          25.5M                      PrimeStar      1.8M
Cable                 65.0M                      C-Band         2.0M
                                                 DIRECTV        3.0M



DIRECTV U.S. -- KEY DIFFERENTIATORS
-----------------------------------

 . DIRECTV has significant advantages over cable in picture and sound quality, variety and breadth of programming, customer service and lower churn

 . Importantly, our infrastructure costs are mostly fixed which means that as we add subscribers, our infrastructure cost per subscriber declines.

 . This is an advantage over a cable company where infrastructure costs will increase as it strives to add or retain customers with new digital services through plant and equipment upgrades

 . We also like DIRECTV's competitive position versus other DTH providers. We have maintained our 50 percent plus market share primarily through our preferred programming such as the NFL Season Ticket and broader pay-per-view movie choices, as well as our extensive distribution network and multiple manufacturers

 . And, as we simplify our offer and broaden our already extensive distribution network and program offerings, we would expect to see our leadership position improve further.

 .  (slide)

DIRECTV - U.S.                                                    [DIRECTV LOGO]
--------------------------------------------------------------------------------
Business Strategy

 .  Expand Market Through:                          [PHOTO]

     - Simplified Consumer Offer

     - Improved Value Proposition                  [PHOTO]

     - Aggressive Marketing

     - Broader Distribution

     - New Programming/Services                    [LOGO OF DIRECTV INTERACTIVE]

 .  Maintain High Customer Satisfaction

 .  Minimize Churn




DIRECTV U.S. -- BUSINESS STRATEGY
---------------------------------

 . Our goal of improving DIRECTV's market share will also be aided by more aggressive marketing and advertising. In recent surveys, we have determined the primary inhibitors of consumer purchase of DIRECTV. They relate to affordability, a complex offer, pricing on the second box, and the availability of local channels. You can expect us to address each of these in a thoughtful way in the coming months.

 . You can expect to see new forms of distribution. We are aggressively pursuing the 25 - 30 million multiple-dwelling households which includes apartments, condominiums and townhouses.

 . In addition, we will have new programming and new services. One new service schedule for 1998 is DIRECTV Interactive which will offer access to the Internet, multi-media magazines, data-enhanced video, and DIRECTV programming on personal computers.

 . The anticipated marketing and promotion initiatives will increase DIRECTV's subscriber acquisition cost and defer our break-even point. We believe this makes good business sense at this time because the market currently values our subscribers at more than 4 times our projected 1998 subscriber acquisition costs.

 . Finally, we will continue to minimize churn knowing that the cost to keep a subscriber is much cheaper than the cost to acquire a new subscriber. DIRECTV's churn has been averaging less than 1% per month -- about one-third the rate of cable.

 .  (slide)

DIRECTV -- LATIN AMERICA                          [LOGO OF GALAXY LATIN AMERICA]
--------------------------------------------------------------------------------
Overview

[PHOTO]   .  First to Market

          .  11 Countries; 80% of Total Market

          .  Strong In-Country Partners

          .  [greater than] 200 Channels

          .  5 Broadcast Centers

          .  [greater than] 260K Subscribers

          .  [greater than] Revenue/Subscriber/Month



DIRECTV LATIN AMERICA -- OVERVIEW
---------------------------------

 . With the start of service in the summer of 1996, Galaxy Latin America (GLA) became the first company to offer digital direct-to-home satellite television entertainment in the region.

 .  Since then, GLA has introduced DIRECTV in 11 countries representing almost
   80% of our target market.

 . Argentina, with about 16% of Latin America's television households, represents DIRECTV's largest remaining targeted country -- and we expect to begin service later in 1997 or in early 1998.

 . GLA is a multinational partnership with outstanding partners providing a pan-regional presence

 . Hughes owns 60% of GLA and in addition, to help ensure a coordinated strategy and align objectives, Hughes owns or will own between 10% - 20% of each of the largest local operating companies.

 . Today, DIRECTV uplinks over 200 video and audio channels of multicultural multilingual programming from its 4 broadcast centers. Before the end of this year, we will add a fifth broadcast center in Argentina.

DIRECTV-LATIN AMERICA  [LOGO OF GALAXY LATIN AMERICA]
-----------------------------------------------------
Overview

[PHOTO]



 .  First to Market

 .  11 Countries; 80% of Total Market

 .  Strong In-Country Partners

 .  [greater than] 200 Channels

 .  5 Broadcast Centers

 .  [greater than] 260K Subscribers

 .  [greater than] $45 Revenue/Subscriber/Month



DIRECTV LATIN AMERICA - OVERVIEW  (Con't)
----------------------------------------

 . GLA has acquired nearly 300 thousand subscribers with almost half of these coming from Brazil and approximately 25% coming from Mexico.

 . Revenue per subscriber has averaged over $45 per month. This has been driven by extremely high take rates of almost 70% for premium movie channels such as HBO and steady pay-per-view rates of about 2 movies per month per subscriber.

 .  (slide)

DIRECTV-JAPAN [DIRECTV LOGO]
----------------------------
Overview

 .  Attractive Market
     -[greater than] 40M TV Households

     -Low Cable Penetration

     -Proven Appetite for
      Satellite TV

 .  Inauguration:
   December 1997

 .  Strong In-country Partners

 .  90 Channels Targeted

[Photos of DIRECTV satellite rockets prior to launching]



DIRECTV JAPAN - OVERVIEW
-----------------------

 . With over 40 million TV households, Japan represents DIRECTV's second largest television market after the U.S. It is an important pay-TV market since the average Japanese household spends about twice as much on entertainment as an average U.S. family.

   Multichannel television has just recently been introduced and cable penetration is extremely low with only 3 million subscribers.

 . With the successful launch of the Superbird-C satellite, DIRECTV Japan is ready to start service on December 1st. DIRECTV Japan will initially offer approximately 65 channels and is targeting 90 channels by mid-year 1998.

 . As in Latin America, we will rely on our local partners to provide critical infrastructure support for distribution, marketing and domestic programming. Hughes' ownership position in DIRECTV Japan is currently 32%.

   (slide)

DIRECTV GLOBAL     [DIRECTV LOGO]
---------------------------------
Financial Performance ($ Millions)

                                 1994    1995    1996
                                 --------------------

Revenues                         108     241     744

Operating Profit                 (44)   (159)   (311)

Depreciation & Amortization       24      49      67

Capital Expenditures             265     108      64




DIRECTV GLOBAL - FINANCIAL PERFORMANCE
--------------------------------------

 . Turning to the financial performance of our DIRECTV businesses, we started the U.S. service in 1994 and revenues have increased to over $700 million in 1996 and will likely exceed $1 billion in 1997.

 . DIRECTV's start-up losses nearly doubled from 1995 to 1996 primarily due to operating losses of approximately $130 million associated with the start of service in Latin America.

 . We expect the 1997 operating loss for DIRECTV Global to be roughly the same as the 1996 loss.

 .  It is important to remember that Hughes owns only 60% of Galaxy Latin
   America, and this reported operating loss includes 100% of GLA's operating loss. After considering the minority interest elimination, the $311 million operating loss would be reduced by over $50 million.

 .  (slide)

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------
Emerging Service Opportunities


[PHOTOS OF SATELLITES]




EMERGING SERVICE OPPORTUNITIES
------------------------------

Looking a little further into the future, we're excited about many new emerging service opportunities:

ICO
---
 . The ICO system, which is expected to initiate service in late 2000, will link people anytime, anyplace, anywhere worldwide by providing voice, data, messaging and fax services to dual mode satellite/cellular phones

 . We believe ICO's 10 Hughes-built mid-earth-orbit satellites (or MEOs) will provide superior quality relative to other global satellite systems due to its efficient design, high elevation angles, and on-board digital processing

 . We also expect to have a cost advantage over low-earth-orbit (or LEO) systems because we will utilize fewer satellites that last twice as long and spend most of their time flying over land rather than oceans

Spaceway
--------
 . Spaceway, is our proposed next-generation, interactive, multimedia, "bandwidth-on-demand" satellite system

 . It will use our newest satellite, the HS 702, which will have twice the power and capacity of any satellite today. Other advanced features on this satellite include on-board digital processing (or a "switchboard in the sky"), intersatellite linking and flexible antenna coverage

 . Spaceway will provide very fast two-way multimedia applications such as high-speed Internet, desktop videoconferencing and telecommuting

 .  (slide)

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------
20%+ REVENUE GROWTH POTENTIAL

                                                             1996 Revenues
                                                             -------------

 . Market and Technology Leadership                               HSC
 . Market and Product Innovation                                  HNS
 . Proven Management Team                                     DIRECTV Global
 . Financial Resources                                            Galaxy
 . Existing Global Satellite Platforms
 . Favorable Demand Characteristics                           2001 Revenues
                                                             -------------
                                                                 HSC
                                                                 HNS
                                                             DIRECTV Global
                                                               PanAmSat



HUGHES ELECTRONICS - 20%+ GROWTH POTENTIAL
------------------------------------------

 . This concludes our business review. I would now like to summarize today's presentations and our 6 building blocks we will use to continue to build a strong telecom growth company.

First, we have achieved and consistently maintained market and technology leadership

Second, as a result of this leadership, we continue to develop significant market and product innovations

We have a proven management team and a very strong balance sheet

We have strategically-located global satellite platforms and

Lastly, we bring all of these strengths to a growing worldwide insatiable demand for low-cost innovative communications

 . With these building blocks, we feel confident that the "new" Hughes will attain first quartile financial performance while growing revenues at least 20% per year and earnings even faster.

 . We also expect to see a significant shift toward service revenues. In 1996, only 27% of total revenues came from services. In 2001, we expect over half of Hughes' revenues to be associated with telecom services.

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------
20%+ REVENUE GROWTH POTENTIAL

                                                             1996 Revenues
                                                             -------------

 . Market and Technology Leadership                               HSC
 . Market and Product Innovation                                  HNS
 . Proven Management Team                                     DIRECTV Global
 . Financial Resources                                            Galaxy
 . Existing Global Satellite Platforms
 . Favorable Demand Characteristics                           2001 Revenues
                                                             -------------
                                                                 HSC
                                                                 HNS
                                                             DIRECTV Global
                                                               PanAmSat



HUGHES ELECTRONICS - 20%+ GROWTH POTENTIAL (Con't)
--------------------------------------------------

 . We are committed to everything we do -- to increasing shareholder value as we bring our satellite and wireless market leadership and proven management team to the growth markets we have outlined today.

 .  Thank you and we will now take questions from the audience.

 .  (slide)

[HUGHES ELECTRONICS LOGO]

HUGHES ELECTRONICS - LOGO
-------------------------

                           [HUGHES ELECTRONICS LOGO]
                           -------------------------
                                  Mike Smith
                     Chairman and Chief Executive Officer

                                  Chuck Noski
                                   President

                                Roxanne Austin
                            Chief Financial Officer

TRANSACTIONS OVERVIEW      [HUGHES ELECTRONICS LOGO]
---------------------------------------------------

--------------------------------------------------------------------------------
   Hughes Defense     Spin-off to Shareholders and Merge
                      with Raytheon
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Delco              Transfer to General Motors to be
   Electronics        Combined with Delphi Automotive
                      Systems
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Hughes Telecom     Recapitalize Under New Class H Stock
                      with $3.9 Billion Cash Injection
--------------------------------------------------------------------------------

                   TRANSACTIONS HIGHLIGHTS [HUGHES ELECTRONICS LOGO]
                   -------------------------------------------------
                   Class H Shareholder Benefits

                   .  Premium Valuations for Delco Electronics and
                      Hughes Defense

                   .  Improved Terms for New Class H Stock

                   .  Well Funded Hughes Telecom "Pure Play"
                      Company

                   .  Distribution of Asset-Based Raytheon Shares

SHARE DISTRIBUTION                                  [LOGO OF HUGHES ELECTRONICS]
--------------------------------------------------------------------------------
For Each Share Owned Today,
Class H Shareholders Will Receive:

 .  One Share of New Class H Stock Representing:

    - 26% Tracking Stock Interest in Hughes Telecom

 .  Approximately One-Half* Share of New Raytheon Class A
   Stock in Compensation for Class H's:

    - 26% Tracking Stock Interest in Hughes Defense

    - 26% Tracking Stock Interest in Delco

* Exact Distribution Ratio Will be Based on Raytheon's Average Closing Stock Price Prior to Consummation of Transactions

NEW RAYTHEON                                        [LOGO OF HUGHES ELECTRONICS]
--------------------------------------------------------------------------------

 .  Largest Defense Electronics                   Pro Forma 1996 Revenues
   Systems Provider                              -----------------------

 .  Increased Defense Sector                       [PIE CHART APPEARS HERE]
   Competitiveness
                                                 Electronics                 67%
   - Significant Consolidation Savings           Engineering & Construction  15%
                                                 Aircraft                    11%
   - Enhanced Long-term Growth                   Appliances                   7%
     Opportunities
                                                 ------------------------
 .  Market Leadership in:                             Pro Forma 1996
                                                 ------------------------
   - Engineering and Construction                Revenues          $20.5B

   - Aircraft                                    Net Income        $ 0.9B

                                                 EPS               $ 2.65
                                                 ------------------------

HUGHES ELECTRONICS                                  [LOGO OF HUGHES ELECTRONICS]
--------------------------------------------------------------------------------
Financial Performance* ($ Millions)
                                                                      9 Months
                                                1994   1995    1996     1997

Revenues                                       2,688  3,161   4,085     3,904

Operating Profit                                 235    172     210       215

Operating Profit Margin                          8.7%   5.4%    5.2%      6.2%

Depreciation & Amortization                      140    180     195       195

Capital Expenditures                             399    442     449       551

* Amounts Exclude Purchase Accounting Adjustments Related to GM's Acquisition of Hughes Aircraft

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------
Liquidity

                                   Estimated
                                 Year-End 1997
                                 -------------

Cash Before Transactions              $1.1B

Cash Injection                        3.9
Repay GM/PanAmSat Loan               (1.7)
Retire Commercial Paper              (1.3)
                                     -----
Cash After Transactions              $2.0B

Debt After Transactions              $1.1B

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------

Organization

                       [ORGANIZATION CHART APPEARS HERE]

[HUGHES ELECTRONICS LOGO]

[HUGHES SPACE & COMMUNICATIONS LOGO]

  Satellite Manufacturing

[HUGHES NETWORK SYSTEMS LOGO]

  Private Business Networks
  Wireless Phone Networks
  DirecPC

[PANAMSAT LOGO]

  Satellite Ownership and Operation

[DIRECTV LOGO]

  United States
  Latin America
  Japan

[HUGHES COMMUNICATIONS LOGO]

  AMSC
  ICO
  Spaceway

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------
Strategy

[STRATEGY GRAPH APPEARS HERE]


Value

Content Packaging and Distribution
DIRECTV

Telecommunications Services
AMSC/ICO/Spaceway
DirecPC/India Circles

Transponder Sales and Leasing
PanAmSat

Networks and Fixed Wireless
VSAT/Cellular/PCS

Satellite Construction
HSC

Wireless Equipment
HNS

GLOBAL EXPANSION

HUGHES ELECTRONICS [HUGHES ELECTRONICS LOGO]
--------------------------------------------

Goals

 .  Premier Satellite/Wireless
   Communications Company

 .  Market and Technology Leadership in
   Core Businesses

 .  Leverage Systems/Technology
   Competencies to Grow Communications
   Services

 .  Revenue Growth [greater than] 20%

HUGHES SPACE & COMMUNICATIONS  [HUGHES SPACE & COMMUNICATIONS LOGO]
-------------------------------------------------------------------
Overview

 .  Pioneered Commercial
   Satellite Industry

 .  Market Leader

 .  Launched 123 Commercial
   Satellites

 .  Backlog 40 Satellites; $4.5
   Billion

 .  Average 12 Launches/Year

[PIE GRAPH APPEARS HERE]

1996 Revenue = $2.1B
--------------------

Government    $ .9B
Commercial    $1.2B

HUGHES SPACE & COMMUNICATIONS  [HUGHES SPACE & COMMUNICATIONS LOGO]
-------------------------------------------------------------------
Business Strategy

 .  Maintain Market, Technology
   and Financial Leadership

 .  Continue Productivity and
   Cycle Time Improvements

 .  Assure Affordable Access
   to Space

 .  Exploit Government/
   Commercial Mix

 .  Leverage Technology for
   Service Businesses

[PIE CHARTS APPEAR HERE]

Commercial Satellite Market
---------------------------

Matra               7%

Aerospatiale       12%

Lockheed Martin    12%

Loral              17%

Hughes             52%


Government Communications
-------------------------

TRW                 17%

Lockheed Martin     30%

Hughes              53%

HUGHES SPACE & COMMUNICATIONS [HUGHES SPACE & COMMUNICATIONS LOGO]
--------------------------------------------------------------------
Financial Performance* ($ Millions)

                               1994    1995      1996
                             ---------------------------

Revenues                       1,462   1,747     2,050

Operating Profit                 132     164       199

Operating Profit Margin          9.0%    9.5%      9.7%

Depreciation & Amortization       30      34        34

Capital Expenditures              36      53        88

*Amounts Exclude Purchase Accounting Adjustments Related to GM's Acquisition of
 Hughes Aircraft

HUGHES NETWORK SYSTEMS  [HUGHES NETWORK SYSTEMS LOGO]
-----------------------------------------------------
Overview

[PIE CHART APPEARS HERE]

1996 Revenues = $1.1B
---------------------

Wireless/Cellular
$.4B
Broadcast
$.1B
Private Business Networks (VSATs)
$.6B

 .Private Business Networks
  -Data, Video & Telephony VSATs

 .Wireless/Cellular
  -Fixed Wireless (WLL)
  -Mobile Telephony

 .Broadcast
  -DIRECTV Equipment
  -DirecPC, DirecDuo

HUGHES NETWORK SYSTEMS [HUGHES NETWORK SYSTEMS LOGO]
---------------------------------------------------
Business Strategy

 . Maintain Leadership in Core Capabilities

 . Continue Growth in Fixed Wireless

 . Expand Service Offerings

  -DirecPC

  -India Circles

[PIE CHART APPEARS HERE]

Worldwide VSATs
Other           15%
AT&T             9%
GE/Gilat        15%
HNS             61%

[Map depicting India Circles]

HUGHES NETWORK SYSTEMS [HUGHES NETWORK SYSTEMS LOGO]
---------------------------------------------------
Financial Performance ($ Millions)

                                 1994   1995     1996
                                ---------------------
Revenues                         814     909    1,067

Operating Profit                  69      65      116

Operating Profit Margin          8.1%    7.0%    10.9%

Depreciation & Amortization       24      25       28

Capital Expenditures              37      51       45

PANAMSAT [PANAMSAT LOGO]
--------------------------
Overview

 .  Merger Completed
   May 1997

 .  Large Satellite Fleet

 .  [Greater than] $7 Billion Backlog

 .  Valuable Orbital Slots

 .  Global Access

1996 Pro Forma Revenue = $.7B
-----------------------------

[PIE CHART APPEARS HERE]

Broadcast $.46B
Data      $.21B
DTH       $.06B

-----------------------------------
             1996    1997E    1998E
-----------------------------------
Satellites     14       17       21

Transponders  411      527      715
-----------------------------------

PANAMSAT      [PANAMSAT LOGO]
-----------------------------
Business Strategy

 .  One-stop Shopping

 .  Prime Cable Neighborhoods

 .  Expand into New Services

     -Internet

     -Ka-Band and V-Band

 .  Explore Acquisitions and
   Alliances


U.S. Market Share
-----------------
[PIE CHART GOES HERE]
PAS    42%
GE     38%
Loral  20%

Global Market Share
-------------------
[PIE CHART GOES HERE]
Other     44%
Intelsat  34%
PAS       13%
GE         9%

PANAMSAT          [PANAMSAT LOGO]
---------------------------------
Financial Peformance*($ Millions)

                                           GALAXY           PRO FORMA
                                 ------------------------   ---------
                                 1994       1995     1996     1996
                                 ------------------------   ---------

Revenues                          332        394      483      727
EBITDA Margin                    49.0%     62.9%     62.4%    64.8%
Operating Profit                  110        170      246      286
Operating Profit Margin          33.5%      43.9%    51.0%    39.4%
Depreciation & Amortization        51         73       55      185
Capital Expenditures              115        281      309      N/A

*Amounts Exclude Purchase Accounting Adjustments Related to
GM's Acquisition of Hughes Aircraft

DIRECTV - U.S.                                                    [DIRECTV LOGO]
--------------------------------------------------------------------------------
Overview


[PHOTO]   .  Market Leader
          .  [greater than] 200 Digital Channels
          .  [greater than] 3.0 Million Subscribers
          .  [greater than] $42/Month/Subscriber
          .  Extensive Distribution
          .  Multiple Manufacturers

DIRECTV - U.S.                                                    [DIRECTV LOGO]
--------------------------------------------------------------------------------
Key Differentiators

--------------------------------------------------------------------------------
Versus Cable                                     Versus DTH Providers
--------------------------------------------------------------------------------
 . Higher Quality Video/Audio                     . Larger Subscriber Base
 . Broader Programming                            . Broader Programming
 . Higher Customer Satisfaction                   . Extensive Distribution
 . Lower Churn                                    . Multiple Manufacturers and
 . All Digital Platform                             Brand Names

Direct-to-Home vs. Cable                         Direct-to-Home

DTH                    7.7M                      EchoStar       0.9M
Off-Air Only          25.5M                      PrimeStar      1.8M
Cable                 65.0M                      C-Band         2.0M
                                                 DIRECTV        3.0M

DIRECTV - U.S.                                                    [DIRECTV LOGO]
--------------------------------------------------------------------------------
Business Strategy

 .  Expand Market Through:                          [PHOTO]

     - Simplified Consumer Offer

     - Improved Value Proposition                  [PHOTO]

     - Aggressive Marketing

     - Broader Distribution

     - New Programming/Services                    [LOGO OF DIRECTV INTERACTIVE]

 .  Maintain High Customer Satisfaction

 .  Minimize Churn

DIRECTV -- LATIN AMERICA                          [LOGO OF GALAXY LATIN AMERICA]
--------------------------------------------------------------------------------
Overview

[PHOTO]   .  First to Market

          .  11 Countries; 80% of Total Market

          .  Strong In-Country Partners

          .  [greater than] 200 Channels

          .  5 Broadcast Centers

          .  [greater than] 260K Subscribers

          .  [greater than] $45 Revenue/Subscriber/Month

DIRECTV-JAPAN [DIRECTV LOGO]
----------------------------
Overview

 .  Attractive Market
     -[greater than] 40M TV Households

     -Low Cable Penetration

     -Proven Appetite for
      Satellite TV

 .  Inauguration:
   December 1997

 .  Strong In-country Partners

 .  90 Channels Targeted

[Photos of DIRECTV satellite rockets prior to launching]

DIRECTV GLOBAL     [DIRECTV LOGO]
---------------------------------
Financial Performance ($ Millions)

                                 1994    1995    1996
                                 --------------------

Revenues                         108     241     744

Operating Profit                 (44)   (159)   (311)

Depreciation & Amortization       24      49      67

Capital Expenditures             265     108      64

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------
Emerging Service Opportunities


[PHOTOS OF SATELLITES]

HUGHES ELECTRONICS                                     [HUGHES ELECTRONICS LOGO]
--------------------------------------------------------------------------------
20%+ REVENUE GROWTH POTENTIAL

                                                             1996 Revenues
                                                             -------------

 . Market and Technology Leadership                               HSC
 . Market and Product Innovation                                  HNS
 . Proven Management Team                                     DIRECTV Global
 . Financial Resources                                            Galaxy
 . Existing Global Satellite Platforms
 . Favorable Demand Characteristics                           2001 Revenues
                                                             -------------
                                                                 HSC
                                                                 HNS
                                                             DIRECTV Global
                                                               PanAmSat

[HUGHES ELECTRONICS LOGO]

                                    Back-up

TERMS OF NEW CLASS H STOCK                          [LOGO OF HUGHES ELECTRONICS]
--------------------------------------------------------------------------------
Highlights

 .    Changes in Class H Terms Developed to Provide Additional Clarity and
     Protection for Class H Investors:

          -GM Restricted from Voluntarily Recapitalizing the New Class H Stock for a Period of 5 Years

          -Mandatory Recapitalization of New Class H Stock at 120% Ratio if GM
           Disposes of 80% or Greater of Telecom's Business

 .    New Board Policy

          -Shareholders Vote Would be Sought Prior to Transfer of Greater than
           33% of Telecom's Assets to GM

          -If GM Transfers Assets from Hughes to GM, Holders of Class H Will
           Receive a Proportionate Distribution


                                                                             33